Exhibit 99.1

eGain Announces Fiscal 2017 Second Quarter Financial Results

New Subscription and Support ACV bookings in Q2 up 47% sequentially

Sunnyvale, Calif. (February 9, 2017) – eGain (NASDAQ: EGAN), a leading provider of cloud customer engagement solutions, today announced financial results for its fiscal 2017 second quarter ended December 31, 2016.

Fiscal 2017 Second Quarter Financial Summary

•

Total revenue was $15.0 million ($16.6 million on a constant currency basis with the prior year), compared to $14.7 million in the first quarter of fiscal 2017 and $19.0 million in the same quarter a year ago.

•

Subscription and support revenue was $11.0 million ($12.0 million on a constant currency basis with the prior year), compared to $10.9 million in the first quarter of fiscal 2017 and $10.8 million in the same quarter a year ago.

•

Professional services revenue was $2.6 million, compared to $2.2 million in the first quarter of fiscal 2017 and $3.1 million in the prior year quarter, with margin improving to 13% compared to 9% in the same quarter a year ago.

•

License revenue was $1.4 million, compared to $1.7 million in the first quarter of fiscal 2017 and $5.1 million in the same quarter a year ago, as the company continued its transition to a SaaS based business.

•	Gross margin was 66%, compared to 69% in the same quarter a year ago.
•

GAAP net loss improved to $(1.0) million, or $(0.04) per share on a basic and diluted basis, compared to a GAAP net loss of $(1.4) million, or $(0.05) per share on a basic and diluted basis, for the same quarter a year ago.

•	Adjusted EBITDA was $684,000, compared to adjusted EBITDA of $1.0 million in the same quarter a year ago.
•

New subscription and support ACV (non-GAAP), which is the annualized value of new cloud, support and term license contractual obligations signed in the quarter, was $3.1 million, up 47% sequentially and 5% year over year (13% on a constant currency basis with the prior year).

Ashu Roy, eGain CEO, commented, “We made very good progress with our SaaS transition this quarter. Our subscription and support revenue comprised 73 percent of total revenue for the second quarter, up from 57 percent in the prior year quarter. Moving forward, we expect all new business to be SaaS based, except for a very small amount of legacy business. In addition, during the quarter we launched a new version of our software suite with enhanced AI, expanded analytics and a new chat SDK.”

Eric Smit, eGain CFO, added, “We significantly improved operating efficiencies in the first six months of fiscal 2017, which resulted in a year-over-year increase in adjusted EBITDA during the period, despite a decrease in total revenue due to our transition to a SaaS based business model.”

Non-GAAP Financial Measures

These reported results include Annual Contract Value (ACV), Constant Currency and Adjusted EBITDA as supplemental information relating to our operating results. Adjusted EBITDA is a non-GAAP financial measure, defined as net income/(loss), adjusted for the impact of purchase accounting adjustments to deferred revenue related to acquisitions, depreciation and amortization, stock-based compensation expense, interest expense, net, income tax provision, amortization of acquired intangible assets and severance and related charges. We define subscription and support ACV as being the annualized value of new cloud, support and term license contractual obligations signed in the quarter. Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making.  Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the company’s business.

Quarterly Conference Call

eGain will discuss its quarterly results today via teleconference at 2:00 p.m. Pacific Standard Time. To access the live call, please dial (888) 631-5926 (U.S. toll free) or (913) 312-0946 (international), and give the participant pass code 5566416. A live webcast of the call and slide presentation can be accessed from the investors section at www.egain.com. A replay of the conference call will also be available via telephone beginning approximately two hours after conclusion of the call and remain in effect for one week. To access the replay dial-in information, please click here. An archive of the webcast will also be available on the investors section at www.egain.com.

About eGain

eGain customer engagement solutions power digital transformation for leading brands. Our top-rated cloud applications for social, mobile, web, and contact centers help clients deliver connected customer journeys in an omnichannel world. To learn more about eGain, visit www.egain.com.

Cautionary Note Regarding Forward-Looking Statements. This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include our belief that we are seeing and will continue to see benefits of the Company’s transition to a SaaS based business, among other matters. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s results could differ materially from the results expressed or implied by the forward-looking statements we make. The risks and uncertainties referred to above include, but are not limited to: our ability to capitalize on customer engagement; the success of organization changes; risks that our hybrid revenue model and lengthy sales cycles may negatively affect our operating results; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks associated with new product releases; risks related to our international operations; our ability to invest resources to improve our products and continue to innovate; and other risks detailed from time to time in eGain’s filings with the Securities and Exchange Commission, including eGain’s annual report on Form 10-K filed on September 13, 2016, which is available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corp. in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Group Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egain@mkr-group.com

Email: egain@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	June 30,
	2016	2016
ASSETS
Current assets:
Cash and cash equivalents	$9,727	$11,780
Restricted cash	6	5
Accounts receivable, net	8,538	11,876
Deferred commissions	704	787
Prepaid Expense	699	1,480
Other current assets	437	426
Total current assets	20,111	26,354
Property and equipment, net	1,395	1,688
Deferred commissions, net of current portion	355	325
Intangible assets, net	3,756	4,839
Goodwill	13,186	13,186
Other assets	1,648	1,671
Total assets	$40,451	$48,063

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$1,713	$2,099
Accrued compensation	3,571	5,642
Accrued liabilities	2,379	5,670
Deferred revenue	13,729	12,672
Capital lease obligations	327	329
Bank borrowings	833	828
Total current liabilities	22,552	27,240
Deferred revenue, net of current portion	3,179	3,045
Capital lease obligations, net of current portion	87	153
Bank borrowings, net of current portion	20,033	20,223
Other long term liabilities	1,763	1,679
Total liabilities	47,614	52,340
Stockholders' deficit:
Common stock	27	27
Additional paid-in capital	343,144	342,689
Notes receivable from stockholders	(81)	(81)
Accumulated other comprehensive loss	(1,544)	(1,663)
Accumulated deficit	(348,709)	(345,249)
Total stockholders' deficit	(7,163)	(4,277)
Total liabilities and stockholders' deficit	$40,451	$48,063

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
Revenue:
Subscription and support	$10,982	$10,783	$21,845	$21,625
License	1,418	5,064	3,068	7,490
Professional services	2,599	3,139	4,831	6,347
Total revenue	14,999	18,986	29,744	35,462
Cost of subscription and support	2,800	3,116	5,727	6,195
Cost of license	4	9	11	16
Cost of professional services	2,259	2,851	4,389	6,237
Total cost of revenue	5,063	5,976	10,127	12,448
Gross profit	9,936	13,010	19,617	23,014
Operating expenses:
Research and development	3,231	4,016	6,906	7,916
Sales and marketing	5,541	7,617	10,781	14,285
General and administrative	1,462	1,893	3,493	4,139
Total operating expenses	10,234	13,526	21,180	26,340
loss from operations	(298)	(516)	(1,563)	(3,326)
Interest expense, net	(459)	(676)	(881)	(1,009)
Other income (expense), net	(73)	(74)	35	166
Loss before income tax provision	(830)	(1,266)	(2,409)	(4,169)
Income tax provision	(219)	(113)	(1,051)	(447)
Net loss	$(1,049)	$(1,379)	$(3,460)	$(4,616)

Per share information:
Basic and diluted net loss per common share	$(0.04)	$(0.05)	$(0.13)	$(0.17)
Weighted average shares used in computing basic and diluted net loss per common share	27,106	27,036	27,107	27,029

Summary of amortization of purchased intangibles from business combinations in the costs and expenses above:
Cost of revenue	$67	$67	$134	$134
Research and development	$437	$437	$874	$874
Sales and marketing	$—	$172	$67	$344
General and administrative	$—	$19	$8	$38

Summary of stock-based compensation included in the costs and expenses above:
Cost of revenue	$34	$66	$79	$160
Research and development	$81	$123	$169	$270
Sales and marketing	$58	$(62)	$116	$70
General and administrative	$50	$102	$95	$242

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands)

(unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
Revenue	$14,999	$18,986	$29,744	$35,462
Add: Purchase accounting adjustments to deferred revenue related to acquisitions	8	19	24	39
Non-GAAP Revenue	$15,007	$19,005	$29,768	$35,501

Adjusted EBITDA
Net loss	$(1,049)	$(1,379)	$(3,460)	$(4,616)
Add: Purchase accounting adjustments to deferred revenue related to acquisitions	8	19	24	39
Depreciation and amortization	320	543	674	1,092
Stock-based compensation expense	223	229	459	742
Interest expense, net	459	676	881	1,009
Income tax provision	219	113	1,051	447
Amortization of acquired intangible assets	504	695	1,083	1,390
Severance and related charges	—	147	47	171
Adjusted EBITDA	$684	$1,043	$759	$274

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	December 31,		Growth	Constant currency
	2016	2015	rates	growth rates [4]
Total subscription and support ACV [1]	$45,352	$43,297	5%	14%

Backlog [2]	$46,425	$40,998	13%	23%

	Three Months Ended				Six Months Ended
	December 31,		Growth	Constant currency	December 31,		Growth	Constant currency
	2016	2015	rates	growth rates [4]	2016	2015	rates	growth rates [4]

Gross bookings [3]	$16,650	$20,292	-18%	-2%	$29,390	$34,148	-14%	6%

Revenue:
GAAP Subscription and support	$10,982	$10,783			$21,845	$21,625
GAAP License	1,418	5,064			3,068	7,490
GAAP Professional services	2,599	3,139			4,831	6,347
GAAP total revenue	14,999	18,986			29,744	35,462
Purchase accounting adjustments to deferred revenue related to acquisitions	8	19			24	39
Non-GAAP revenue	$15,007	$19,005	-21%	-13%	$29,768	$35,501	-16%	-8%

Cost of revenue:
GAAP subscription and support	$2,800	$3,116			$5,727	$6,195
Add back:
Depreciation and amortization	(214)	(332)			(437)	(662)
Amortization of acquired intangible assets	(67)	(67)			(134)	(134)
Severance and related charges	—	—			(10)	—
Non-GAAP subscription and support	$2,519	$2,717			$5,146	$5,399

GAAP professional services	$2,259	$2,851			$4,389	$6,237
Add back:
Depreciation and amortization	(24)	(58)			(54)	(127)
Stock-based compensation expense	(34)	(66)			(79)	(160)
Non-GAAP professional services	$2,201	$2,727			$4,256	$5,950

GAAP total cost of revenue	$5,063	$5,976			$10,127	$12,448
Add back:
Depreciation and amortization	(238)	(390)			(491)	(789)
Stock-based compensation expense	(34)	(66)			(79)	(160)
Amortization of acquired intangible assets	(67)	(67)			(135)	(134)
Severance and related charges	—	—			(10)	—
Non-GAAP total cost of revenue	$4,724	$5,453	-13%	-5%	$9,412	$11,365	-17%	-10%

Gross profit:
Non-GAAP subscription and support	$8,471	$8,085			$16,724	$16,265
Non-GAAP license	1,414	5,055			3,057	7,474
Non-GAAP professional services	398	412			575	397
Non-GAAP gross profit	$10,283	$13,552	-24%	-16%	$20,356	$24,136	-16%	-8%

Operating expenses:
GAAP research and development	$3,231	$4,016			$6,906	$7,916
Add back:
Depreciation and amortization	(34)	(78)			(73)	(149)
Stock-based compensation expense	(81)	(123)			(169)	(270)
Amortization of acquired intangible assets	(437)	(437)			(874)	(874)
Non-GAAP research and development	$2,679	$3,378	-21%	-15%	$5,790	$6,623	-13%	-8%

GAAP sales and marketing	$5,541	$7,617			$10,781	$14,285
Add back:
Depreciation and amortization	(31)	(58)			(72)	(120)
Stock-based compensation expense	(58)	62			(116)	(70)
Amortization of acquired intangible assets	—	(172)			(67)	(344)
Severance and related charges	—	(147)			(27)	(171)
Non-GAAP sales and marketing	$5,452	$7,302	-25%	-19%	$10,499	$13,580	-23%	-16%

GAAP general and administrative	$1,462	$1,893			$3,493	$4,139
Add back:
Depreciation and amortization	(17)	(17)			(38)	(34)
Stock-based compensation expense	(50)	(102)			(95)	(242)
Amortization of acquired intangible assets	—	(19)			(7)	(38)
Severance and related charges	—	—			(10)	—
Non-GAAP general and administrative	$1,395	$1,755	-21%	-15%	$3,343	$3,825	-13%	-7%

GAAP operating expenses	$10,234	$13,526			$21,180	$26,340
Add back:
Depreciation and amortization	(82)	(153)			(183)	(303)
Stock-based compensation expense	(189)	(163)			(380)	(582)
Amortization of acquired intangible assets	(437)	(628)			(948)	(1,256)
Severance and related charges	—	(147)			(37)	(171)
Non-GAAP operating expenses	$9,526	$12,435	-23%	-18%	$19,632	$24,028	-18%	-12%

[1] Annual Contract Value (ACV) is defined as the annualized value of the contractual obligations in place at the end of the reporting period.

[2] Backlog presented are derived from the deferred revenue on our balance sheets plus unbilled and uncollected contractual commitments.

[3] Gross bookings presented are derived from GAAP revenue plus the change in Backlog from the beginning and the end of the reporting period.

[4] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.